Exhibit 10.20

SECOND AMENDMENT TO LICENSE AGREEMENT (XXXX-114)

Second Amendment to the License Agreement ("Amendment 2") dated the 11th day of July, 2008 (the "Effective Date"), together with that certain Amendment thereto dated April 29, 2009 ("Amendment 1 "), by and between the University of XXXX ("LICENSOR"), and HEAT BIOLOGICS I, INC., a Delaware corporation ("LICENSEE"), under the direction of XXXX, to wit: LICENSE AGREEMENT relating to the technology and product identified as the XXXX Cancer Vaccine (XXXX-114) , and hereinafter referred to as "License Agreement".

WHEREAS, LICENSEE has a past due and outstanding license issue fee obligation to LICENSOR, as set forth in section 8.1 (a) of the License Agreement, as follows:

One hundred fifty thousand ($150,000.00) dollars obligation, past due and outstanding, to wit: Payable within thirty (30) days of the Effective Date, on or before August 11, 2008; and

WHEREAS, LICENSEE has past due and outstanding patent fees and costs obligations to LICENSOR in the amount of eleven thousand seventeen and 09/100 ($11, 017.09) dollars pursuant to section 5.1 of the License Agreement; and

WHEREAS. LICENSEE has a past due and outstanding consideration payment to LICENSOR in the amount of twelve thousand five hundred ($12,500.00) dollars, for the payment extension granted by LICENSOR in Amendment 1; and

WHEREAS, LICENSEE has a past due and outstanding license issue fee obligation together with past due and outstanding patent fees and costs obligations to LICENSOR pursuant to the License Agreement, and a past due and outstanding consideration payment to LICENSOR pursuant to Amendment 1, in the total amount of one hundred seventy three thousand five hundred seventeen and 09/100 ($173,517.09) dollars; and

WHEREAS, LICENSEE has requested an extension of the payment dates for past due license issue fees, past due patent fees and costs, together with the past due consideration payment, and LICENSOR desires to extend the foregoing payment dates.

NOW THEREFORE, for the mutual promises and other good and valuable consideration contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

LICENSOR agrees to extend the payment dates of the foregoing past due license issue fee together with past due patent fees and costs owed by LICENSEE pursuant to the License Agreement, together with the past due consideration payment owed by LICENSEE pursuant to Amendment 1, under the following terms and conditions:

LICENSOR shall extend the payment deadline of all past due license issue fees and past due patent fees and costs under the License Agreement, in the total amount of one hundred sixty one thousand seventeen and 09/100 ($161,017.09) dollars to February 11, 2010 (the "Extension Date").

Portions herein identified by [XXXX] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission

LICENSEE shall pay LICENSOR as additional consideration for the payment Extension Date granted by LICENSOR under this Amendment 2, the sum often thousand ($10,000.00) dollars to be due and payable upon the execution of this Amendment 2. Furthermore, LICENSEE shall pay LICENSOR the past due and outstanding consideration payment to LICENSOR in the amount of twelve thousand five hundred ($12,500.00) dollars, for the payment extension granted by LICENSOR in Amendment 1, on or before September 11,2009. LICENSOR and LICENSEE further mutually agree that in the event LICENSEE does not meet the foregoing past due payment obligation, LICENSOR shall have the option in LICENSOR's sole and absolute discretion, to declare this Amendment 2 null and void.

LICENSOR hereby reserves the right, at its sole and absolute discretion, to seek any and all remedies available at law or in equity, for the nonpayment by the LICENSEE of any and all license issue fees, patent fees and costs, together with past due consideration payments due and payable by the Extension Date.

4

LICENSOR and LICENSEE mutually agree and confirm that the following sections of the License Agreement remain in full force and effect, and agree to be bound by the terms and conditions specified therein: section 6. entitled INDEMNIFICATION, section 21. entitled AMENDMENT, and section 25. entitled ENTIRE AGREEMENT. LICENSOR and LICENSEE further mutually agree and confirm that in all other respects the License Agreement shall remain in full force and effect in accordance with all other terms and conditions specified therein, and agree to be bound by the terms and conditions set forth therein.

5

LICENSOR and LICENSEE mutually agree and confirm that paragraphs 3. and 4. shall survive any nullification of this Amendment 2 by LICENSOR.

This Amendment 2 is entered into and made effective as of the last signature date set forth below.

IN WITNESS WHEREOF, the parties have executed this Amendment 2, as of the date set forth below.

LICENSOR: LICENSEE:

XXXX		HEAT BIOLOGICS I, INC.

BY:	XXXX	By:	Jeffrey Wolf
	XXXX		President
XXXX

Date: August 11, 2009

Portions herein identified by [XXXX] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission